Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,785,945.63
Previously Paid Amount	0.00
Total Fee Amount	3,641.63
Total Offset Amount	0.00
Net Fee	$ 3,641.63